MERRILL LYNCH
                                       INDEX
                                       FUNDS, INC.

                              STRATEGIC
                                       Performance


                                       Quarterly Report
                                       September 30, 1997

                         MERRILL LYNCH INDEX FUNDS, INC.

Officers and      Terry K. Glenn, President and Director
Directors         Jack B. Sunderland, Director
                  Stephen B. Swensrud, Director
                  J. Thomas Touchton, Director
                  Norman R. Harvey, Senior Vice President
                  Joseph T. Monagle Jr., Senior Vice President
                  Gregory Mark Maunz, Vice President and Portfolio Manager
                  Eric S. Mitofsky, Vice President and Portfolio Manager
                  Jay C. Harbeck, Vice President and Portfolio Manager
                  Gerald M. Richard, Treasurer
                  Ira P. Shapiro, Secretary

                  Custodian

                  State Street Bank and Trust Company
                  P.O. Box 351
                  Boston, MA 02101

                  Transfer Agent

                  Merrill Lynch Financial Data Services, Inc.
                  4800 Deer Lake Drive East
                  Jacksonville, FL 32246-6484
                  (800) 637-3863

                             Merrill Lynch Index Funds, Inc., September 30, 1997

DEAR SHAREHOLDER

We are pleased to provide you with this first quarterly report for Merrill Lynch Index Funds, Inc. In this report, we will discuss the investment environment and performances of Merrill Lynch Aggregate Bond Index Fund, Merrill Lynch International Index Fund, Merrill Lynch S&P 500 Index Fund and Merrill Lynch Small Cap Index Fund. Complete performance information, including aggregate total returns, can be found on pages 6 and 7 of this report to shareholders.

Merrill Lynch Aggregate Bond Index Fund

Merrill Lynch Aggregate Bond Index Fund is comprised of investment grade fixed-income securities from the Government, agency, mortgage-backed, corporate and asset-backed sectors. The primary objective of the Fund is to seek to provide investment results that, before expenses, replicate the total return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to achieve its objective by investing all of its assets in Merrill Lynch Aggregate Bond Index Series. To be eligible for inclusion in the Index, a security must meet certain size, maturity and credit rating requirements. The Index had 6,239 issues at September 30, 1997.

Because of liquidity concerns and availability, the Series does not own all of the securities in the benchmark Index. Rather, we attempt to achieve our investment objective through the implementation of aggregation strategies. In other words, by grouping the portfolio into many sectors whose investment characteristics are substantially similar to the corresponding sectors of the Index, substantially similar measures of total return should result.

The largest sector of the Index is comprised of Government and Government agency securities, which represents 50% of the Index. This sector has 1,490 issues and an effective duration (sensitivity of price to changes in interest rates) of
4.97 years. The Series' Government sector has 18 issues but matches the Government sector of the Index regarding key measures, including effective duration. The mortgage-backed sector represents 30% of the Index and has 624 issues, all of which are issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. The Series' mortgage-backed sector currently has 24 issues and seeks to mimic the mortgage index on a coupon, original term (30-year, 15-year and balloon) and issuer basis. While the corporate sector has the greatest number of issues at 4,075, this sector only accounts for 20% of the Index. Similar to the Government sector, the corporate sector is managed on a neutral basis to effective duration, and other key measurements. In addition, industry matching is performed in the corporate sector. The Series' portfolio currently has 71 issues in this sector. Deviation of total return of the Fund to the benchmark is referred to as tracking error and can be either positive or negative. Tracking error can result from factors outside the control of management. Examples include timing lag between share purchases and the reporting of share purchases, differences in mortgage prepayments of actual pools and the generic prepayments reported by the agencies, and transaction expenses. Tracking error for the September quarter was minimal in spite of the fact that expectation of higher tracking error would take place in a market environment which featured high interest rate fluctuation and volatility. The volatility of the quarter is exhibited by the movement of the ten-year Treasury note, which started the period with a yield of 6.50%. By the end of July, the yield on the note had declined to 6.01%. August saw the yield rebound to 6.40% in mid-month before closing the month at 6.34%. September brought about another whipsaw as the note closed the month at 6.10%, after trading as low as 6.03%.

Merrill Lynch International Index Fund

The quarter ended September 30, 1997 was a volatile period for international equity markets. During the third quarter of 1997, stock market returns for the Pacific Basin were negative, as measured by the unmanaged Morgan Stanley Capital International (MSCI) Indexes, while European equities finished with gains.

The total return for the MSCI EAFE(R) Index-GDP Weighted was +0.97% for the September quarter.

The Asian markets suffered losses because of several factors. The key factor was, and still is, the Southeast Asian currency crisis. Of all the countries in the MSCI EAFE Index, Malaysia was most affected by currency devaluation in the region, down nearly 42% for the September quarter. The general economic health of the region is still in question. Another contributing factor was the volatility in the United States. The August downturn on US markets brought the world markets down with it. All of the countries represented in the MSCI EAFE Index were either negative or flat in August, as the MSCI EAFE Index-GDP Weighted lost 7.28%, while the S&P 500 fell 5.74% in the United States. Concerns about currency valuations and its residual effects reverberated throughout the region sending Japan (-12.9%), Singapore (-7.9%) and Hong Kong (-2.6%) down for the quarter ended September 30, 1997.

On the positive side, Europe was up enough to make up for the problems in the Pacific Basin and push the Index into positive territory for the September quarter. Italy was the largest contributor to positive performance, up 17.5% for the quarter. Germany, the highest weighted of the European countries in the Index, was up 6.2%. In addition, the United Kingdom was up 11.1%, adding to Europe's gains.

The Fund invests all of its assets in Merrill Lynch International Index Series, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. There are two principal investments made by the Series in its attempt to replicate the returns of the Index (before expenses). First, the Series holds a basket of stocks designed to replicate the Index, with share quantities designed to closely approximate each country's actual weight in the Index. In addition, the Series holds positions in several futures contracts which are used primarily as a means of quickly converting daily cash inflows into equity exposure. These futures contracts also provide an efficient mechanism for keeping a pool of liquidity available to meet potential Fund redemption activity. As of the end of September, the Series' equity portfolio was valued at $137.7 million, and the Series held positions in futures contracts valued at $9.3 million. Our investment strategy is to be 100% invested at all times.

The Fund's net assets grew steadily during the third quarter, and by September 30, 1997 stood at $146,984,595. This compares to net assets of $127,364,046 on June 30, 1997. There were no major constituent changes to the Index during this period. Trades were made during the September quarter to sell futures and buy equities. These trades serve the purpose of lowering the potential tracking difference between the Index and the Fund.

Merrill Lynch S&P 500 Fund

The unmanaged Standard & Poor's (S&P) 500 Composite Index posted a strong +7.53% total return during the quarter ended September 30, 1997, as investor concerns over building inflationary pressure in the economy appeared to subside during July and September. However, such worries led to significant declines in both the bond and equity markets during August. Having ended the second quarter of 1997 at 885.14 on June 30, 1997, the S&P 500 Composite Index pushed ahead and established a new all-time high of 960.32 on August 6, 1997. This marked the end of the nearly four-month advance that began in mid-April, during which the S&P 500 Index rose 222.67 points. In August, concerns over rising interest rates and stronger-than-expected economic growth led to a broad-based decline in large-capitalization stocks. This culminated in a 23.96 point drop in the S&P 500 Index on August 15, 1997, taking the Index down to 900.81. Financial stocks were especially hard-hit during the month, with the S&P Financial Index declining by 7.6% in August. The Index finished the month at 899.47, making August only the second month during 1997 in which the S&P 500 declined.

September began with an abrupt reversal as the Index gained 28.11 points on the first trading day of the month. Continued favorable economic reports led to strongly


                                     2 & 3
rebounding stock and bond markets in September. The S&P 500 Index produced a +5.47% total return for the month.

Cash flow into Merrill Lynch S&P 500 Fund continued at a strong pace throughout the quarter and, combined with the continuing advance in the market, the Fund's net assets exceeded $500 million for the first time on September 26, 1997. As of September 30, 1997, the Fund's net asset level was approximately $505 million, which represents a 71.75% increase over the June 30, 1997 level of approximately $294 million.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series. The principal investments of the Series are a fully replicating portfolio of all 500 stocks in the Index and a position in S&P 500 futures contracts, which are used to quickly convert daily cash flows into the Fund into equity exposure. At the end of September, the Series' equity portfolio was valued at $466,887,253. In addition, the Series held a position in S&P 500 December 1997 futures contracts. Our goal is to be 100% invested at all times.

The quarter ended September 30, 1997 was an active one regarding composition change activity within the Index, resulting in the addition of several new equity positions to the Series. These included Washington Mutual, Inc., SunAmerica Inc., Apache Corp., Anadarko Petroleum Corp., NextLevel Systems Inc., Owens- Illinois, Inc., Progressive Corp., Huntington Bancshares Inc., Mirage Resorts, Inc., Fort James Corp., State Street Corp., KLA-Tencor Corp., and Clear Channel Communications, Inc.

Merrill Lynch Small Cap Index Fund

The significant underperformance of the small-capitalization sector during the first half of 1997 was all but erased as the unmanaged Russell 2000 Index posted a solid +14.88% total return during the quarter ended September 30, 1997. Most notable was the performance of the Russell 2000 Index in August, when it produced a total return of +2.29%, compared to a total return for the unmanaged S&P 500 Index of -5.61%. The gains continued in September, as the Russell Index advanced on all but four of the 21 trading sessions during that month, closing the quarter at an all-time high index level of 453.82, a gain of 57.45 index points. On a year-to-date basis, the total return of the Russell 2000 Index through September 30, 1997 was +26.60%.

Cash flow into Merrill Lynch Small Cap Index Fund escalated dramatically compared with the levels during the second quarter of 1997 after the Fund's inception. The strong inflow of new cash, coupled with the rapid advance in the market, led the Fund's net assets to more than double during the third quarter alone, and end September at $85,401,397. Compared with the Fund's net assets of $40,285,893 on June 30, 1997, this represents an increase of 111.99%.

The Fund invests all of its assets in Merrill Lynch S&P 500 Index Series, which has the same investment objective as the Fund. The value of the Fund's investment in the Series reflects the Fund's proportionate interest in the net assets of the Series.

Because of the illiquid nature and wide bid-offer spreads of many of the components of the Russell 2000, investing cash flows of this magnitude can be difficult and adds to expenses. It is not the objective of the Series to own all of the equities comprising the underlying Index. Rather, the Series prefers to purchase an optimized basket of stocks designed to produce returns which closely approximate those of the Index. Incremental cash is used to purchase positions in stocks with the intention of reducing the predicted tracking error of the portfolio. We therefore expect that the Series' tracking error will be reduced as cash continues to come into the Series. As of September 30, 1997, the Series' equity portfolio consisted of approximately 1,300 stocks and was valued at $73.7 million. In addition, the Series held a position in Russell 2000 futures contracts. Wherever possible the Series attempts to utilize "crossing networks," where stocks may be purchased (or sold) with less overall market impact, and with less cost.

In Conclusion

We appreciate your investment in Merrill Lynch Index Funds, and we look forward to updating you in our upcoming annual report to shareholders.

Sincerely,



/s/ Terry K. Glenn

Terry K. Glenn
President



/s/ Jay C. Harbeck

Jay C. Harbeck
Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond
Index Fund



/s/ Gregory Mark Maunz

Gregory Mark Maunz
Vice President and
Co-Portfolio Manager
Merrill Lynch Aggregate Bond
Index Fund



/s/ Eric S. Mitofsky

Eric S. Mitofsky
Vice President and Portfolio Manager
Merrill Lynch International Index Fund
Merrill Lynch S&P 500 Fund
Merrill Lynch Small Cap Index Fund

November 12, 1997


                                     4 & 5

                             Merrill Lynch Index Funds, Inc., September 30, 1997


PERFORMANCE DATA

About Fund           Investors are able to purchase shares of the Fund through
Performance          the Merrill Lynch Select Pricing(SM) System, which offers
                     two pricing alternatives:

                  o Class A Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

                  o Class D Shares do not incur a maximum initial sales charge or deferred sales charge and bear no ongoing distribution fee. In addition, Class D Shares are subject to an ongoing account maintenance fee of 0.25%.

                     None of the past results shown should be considered a representation of future performance. Figures shown in the "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable or ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Aggregate Bond
Index Fund

Recent
Performance
Results

                                                                                        Since Inception+   3 Month
                                                            9/30/97  6/30/97  4/03/97+      % Change       % Change
====================================================================================================================
ML Aggregate Bond Index Fund Class A Shares                 $10.32    $10.14   $10.00       +3.20%          +1.78%
--------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares                  10.32     10.15    10.00       +3.20           +1.67
--------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class A Shares-Total Return                                    +6.42(1)        +3.37(2)
--------------------------------------------------------------------------------------------------------------------
ML Aggregate Bond Index Fund Class D Shares-Total Return                                    +6.29(3)        +3.20(4)
====================================================================================================================

+     The Fund commenced operations on April 3, 1997.
(1) Percent change includes reinvestment of $0.293 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.159 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.282 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.153 per share ordinary income dividends.

International
Index Fund

Recent
Performance
Results

                                                                                        Since Inception+   3 Month
                                                            9/30/97  6/30/97  4/03/97+      % Change       % Change
====================================================================================================================
ML International Index Fund Class A Shares                  $11.65    $11.52   $10.00        +16.50%         +1.13%
--------------------------------------------------------------------------------------------------------------------
ML International Index Fund Class D Shares                   11.64     11.52    10.00        +16.40          +1.04
--------------------------------------------------------------------------------------------------------------------
ML International Index Fund Class A Shares-Total Return                                      +16.50          +1.13
--------------------------------------------------------------------------------------------------------------------
ML International Index Fund Class D Shares-Total Return                                      +16.40          +1.04
====================================================================================================================

+     The Fund commenced operations on April 9, 1997.

S&P 500
Index Fund

Recent
Performance
Results

                                                                                        Since Inception+   3 Month
                                                            9/30/97  6/30/97  4/03/97+      % Change       % Change
====================================================================================================================
ML S&P 500 Index Fund Class A Shares                        $12.72    $11.84   $10.00        +27.20%         +7.43%
--------------------------------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares                         12.70     11.84    10.00        +27.00          +7.26
--------------------------------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class A Shares-Total Return                                            +27.20          +7.43
--------------------------------------------------------------------------------------------------------------------
ML S&P 500 Index Fund Class D Shares-Total Return                                            +27.00          +7.26
====================================================================================================================

+     The Fund commenced operations on April 3, 1997.

Small Cap
Index Fund

Recent
Performance
Results

                                                                                        Since Inception+   3 Month
                                                            9/30/97  6/30/97  4/03/97+      % Change       % Change
====================================================================================================================
ML Small Cap Index Fund Class A Shares                      $13.17    $11.51   $10.00        +31.70%         +14.42%
--------------------------------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares                       13.16     11.51    10.00        +31.60          +14.34
--------------------------------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class A Shares-Total Return                                          +31.70          +14.42
--------------------------------------------------------------------------------------------------------------------
ML Small Cap Index Fund Class D Shares-Total Return                                          +31.60          +14.34
====================================================================================================================

+     The Fund commenced operations on April 9, 1997.

Aggregate Bond
Index Fund

Aggregate
Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Inception (4/03/97) through 9/30/97                                       +6.42%
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Inception (4/03/97) through 9/30/97                                       +6.29%
--------------------------------------------------------------------------------

International
Index Fund

Aggregate
Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Inception (4/09/97) through 9/30/97                                      +16.50%
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Inception (4/09/97) through 9/30/97                                      +16.40%
--------------------------------------------------------------------------------

S&P 500
Index Fund

Aggregate
Total Return

                                                                        % Return
================================================================================
Class A Shares
================================================================================
Inception (4/03/97) through 9/30/97                                      +27.20%
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Inception (4/03/97) through 9/30/97                                      +27.00%
--------------------------------------------------------------------------------

Small Cap
Index Fund

Aggregate
Total Return


                                                                        % Return
================================================================================
Class A Shares
================================================================================
Inception (4/09/97) through 9/30/97                                      +31.70%
--------------------------------------------------------------------------------

                                                                        % Return
================================================================================
Class D Shares
================================================================================
Inception (4/09/97) through 9/30/97                                      +31.60%
--------------------------------------------------------------------------------


                                     6 & 7

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Index Funds, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          Index Q-9/97

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